UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2005

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

(a)                                  On November 17, 2005, Dexia S.A. (“Dexia”) issued a press release entitled “Activity and results as of September 30, 2005” (the “Press Release”), which included the following previously unpublished information about the results of operations and financial condition of Financial Security Assurance Inc. ( “FSA”), a  wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. (the “Company”):

In the US municipal activity, in a highly competitive environment, PV premiums reached USD 344.8 million, up +6.8% compared to the same period of last year. FSA’s business has been well diversified across all municipal market sectors. Particularly noteworthy was a large PPP transaction concluded in the third quarter of 2005 for the Chicago Skyway, amounting to USD 1.4 billion. On the asset-backed securities (ABS) side in the USA, gross PV premiums originated decreased by 7.7% in the first nine months to USD 171.2 million. In the international business, PV premiums originated expanded in the third quarter of 2005, reaching USD 48.4 million (versus USD 34.7 million for the same period in 2004) and bringing the nine-month gross present value premiums originated to USD 132.4 million. As of September 30, 2005, total net par outstanding insured by FSA was USD 351.6 billion (+4.8% on one year earlier). Of note, FSA has not had claims to date in connection with the Katrina and Rita hurricanes.

The Company is a subsidiary of Dexia Holdings, Inc., which in turn is owned 90% by Dexia’s subsidiary Dexia Crédit Local S.A. and 10% by Dexia.

Regarding the Company, the Press Release also stated that “the gross present value (PV) originations [of the Company] reached USD 720.9 million for the first nine months, an increase of 1.5% compared to the record level of 2004 originations.”

Also on November 17, 2005, Dexia published previously unpublished information about the results of operations of FSA in (1) a presentation entitled “Activity and Financial Results in Q3 2005,” which information is attached hereto as Exhibit 99.1, and (2) a brochure entitled “Activity Report Q3 2005,” which information is attached hereto as Exhibit 99.2.

Item 7.01.                                          Regulation FD Disclosure.

See Item 2.02(a), above.

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Excerpt from presentation entitled “Activity and Financial Results in Q3 2005,” published by Dexia S.A. on November 17, 2005.
99.2	Excerpt from brochure entitled “Activity Report Q3 2005,” published by Dexia S.A. on November 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: November 17, 2005	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpt from presentation entitled “Activity and Financial Results in Q3 2005,” published by Dexia S.A. on November 17, 2005.
99.2	Excerpt from brochure entitled “Activity Report Q3 2005,” published by Dexia S.A. on November 17, 2005.